Exhibit 99.5

UNIQUE PATTERN PRINT ASSISTANCE AGREEMENT

THIS UNIQUE PATTERN PRINT ASSISTANCE AGREEMENT (the “Agreement”), made and entered into effective as of April 21, 2007 by and between Exped, LLC, an Ohio limited liability company, having its principal office at 6450 Sand Lake, Dayton, Ohio 45414 (hereinafter referred to as “ExpeData”) and The Standard Register Company, an Ohio corporation, having its principal office at 600 Albany Street, P.O. Box 1167, Dayton, Ohio 45401-1167 (hereinafter referred to as “Standard”). All defined terms used in this Agreement are solely as defined herein.

WITNESSETH:

WHEREAS, in pursuant to the terms of the Asset Purchase Agreement, Standard transferred to ExpeData certain assets and rights related to the Business (as defined in the Asset Purchase Agreement).

WHEREAS, ExpeData is now a licensee under a License Agreement, as amended, with Anoto AB (“Anoto”) under which ExpeData has been granted, among other things, the right to print certain proprietary Anoto Dot Pattern on specified paper products, including but not limited to, forms, labels, booklets, brochures, and other printed documents, thus enabling Anoto Functionality.

WHEREAS, As the assignee of Standard, ExpeData is deemed certified by Anoto to print the Anoto Dot Pattern;

WHEREAS, As the assignee of Standard, ExpeData possesses information and skills and Know-How pertaining to printing Anoto Dot Pattern;

WHEREAS, To the extent not already known by Standard, ExpeData is willing to disclose to Standard certain information and skills that ExpeData possesses under license provisions of this Agreement so as to ensure the confidentiality thereof;

WHEREAS, To the extent Standard does not already have sufficient knowledge to obtain Anoto certification, ExpeData is willing to provide Standard with assistance, training and support to assist Standard in obtaining certification from Anoto to print Anoto Dot Pattern;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

Article I - Definitions

For the purpose of this Agreement:

A.

“Anoto Dot Pattern” means a unique electronically detectable background pattern to be printed digitally on paper or other media and which can be read by the Digital Pen.

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B.

"Anoto Functionality" means the functions enabling a Digital Pen, when used in combination with the Paper, to connect and interact with an Anoto infrastructure, thereby allowing for communication with an application, which results in paper based digital communication.

C.

“Asset Purchase Agreement” means the asset purchase agreement dated as of April 21, 2007 between Standard and ExpeData.

D.

“Channel Partner Agreement” means Channel Partner and Referral Agreement dated as April 21, 2007 between ExpeData and Standard.

E.

“Contract Year” means each successive twelve (12) month period commencing after the Effective Date.

F.

“Digital Pen” means a pen developed and designed by Anoto and further developed, manufactured, distributed, supported and sold by Anoto or Anoto partners, which enables interaction with one or more of the Anoto infrastructures, the Paper and access devices. The Digital Pen may be branded with different trademarks.

G.

“Documentation” shall mean the documentation set forth on Exhibit A for Standard’s use in connection with printing of the Anoto Dot Pattern.

H.

"Effective Date" means the date of this Agreement as first written above.

I.

“Know-How” shall include such information and skills that ExpeData has developed or otherwise acquired as of the date of this Agreement, and accruals thereto during the term hereof, for use in the printing of Anoto Dot Pattern.  “Know-How” also shall include improvements, developments, updates and direct enhancements with respect to such information and skills.

J.

"Paper" means paper or other media printed with the Anoto Dot Pattern enabling Anoto Functionality.

K.

“Software” means all computer programs and related documentation that ExpeData now or hereafter furnishes to, or permits the use of by, Standard — whether these programs are referred to as “software”, “firmware”, “source code”, “object code”, “microcode”, or otherwise; wherever located and on whatever media; and whether separately licensed, or otherwise furnished by ExpeData.  The Software may include computer programs and related documentation that are owned by third parties and that ExpeData is authorized to furnish under license.  The Software shall include those items listed on Exhibit A to this Agreement.

Article II - Grant of License

ExpeData hereby grants to Standard during the term of this Agreement a non-exclusive license to use the Software, Know-How, Documentation and Proprietary Information, as defined in Article VI, solely to print, at Standard’s facilities in North America, Anoto Dot Pattern on Paper for distribution and sale of such Paper to end-user customers and other third parties located anywhere in the world.  Notwithstanding the foregoing, during the initial four (4) year term of this Agreement, ExpeData shall not, directly or indirectly, license the Software, Know-How, Documentation and/or Proprietary Information to any party located in North America other than Standard; provided, however, that if the Print Services Agreement between ExpeData and

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Standard is terminated in accordance with its terms, the foregoing prohibition shall be void and of no further force and effect.  STANDARD ACKNOWLEDGES AND AGREES THAT IN ORDER TO PRINT ANOTO DOT PATTERN (EXCEPT AS A SUBCONTRACTOR TO EXPEDATA), STANDARD SHALL ALSO BE REQUIRED TO OBTAIN APPROPRIATE LICENSES AND CERTIFICATION FROM ANOTO AND ALSO BE PERMITTED TO DO SO PURSUANT TO THE VARIOUS AGREEMENTS BETWEEN EXPEDATA AND STANDARD. Further, Standard's interest in and obligations with respect to any programming, materials, or data to be obtained from third-party vendors, whether or not obtained with the assistance of ExpeData, shall be determined in accordance with the agreements and policies of such vendors and remain the sole property and/or responsibility of Standard.

Article III – Training and Support

A.  ExpeData shall provide training sessions from time to time for Standard’s employees at Standard’s facility for a period of one to two weeks (as mutually determined necessary).  ExpeData will provide training materials and manuals in English; provided, however, that ExpeData grants to Standard a limited, nontransferable, revocable license during the term of this Agreement to translate these materials into other languages solely for internal use by Standard’s employees and parties listed in Article XII and for no other purpose.  All such translated materials shall be Proprietary Information of ExpeData and Standard shall not acquire any rights in or to such translated copies except for the right to use them for the purpose set forth herein. ExpeData shall not be responsible in any way for any errors in translation of such training materials.  Such training shall occur at mutually agreeable times.  Within thirty (30) days after the Effective Date of this Agreement, ExpeData and Standard shall develop a training plan.  Standard shall reimburse ExpeData for all reasonable pre-approved transportation and lodging expenses ExpeData incurs for its representatives who provide and attend any of the training.  If training is required, the training session will include the following:

1.

Anoto Pattern Basics

2.

Anoto Quality Requirements

3.

Prepress and Print Production requirements for Unique Pattern

4.

Digital Pattern Print Workflow

5.

QC Process, Six Sigma tools and Procedures

6.

Equipment Capability Analysis

7.

Printer Maintenance and Setup

8.

Alternative Print Methods and Options – (e.g., base stock)

9.

Digital Output Device Updates – state of the industry

10.

Use of Anoto Pattern licensing and keys.

B.  Upon completion of the training described in A above, ExpeData shall assist Standard in a pilot test, to the extent required, of Standard’s printing capabilities of Anoto Dot Pattern.  Training and certification for higher volume printing devices will be provided in a separate training module that will be made available to Standard for a reasonable fee to be determined by the parties.

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C.  For a period of ninety (90) days after the completion of the pilot test described in B above, ExpeData shall provide telephone and email technical support between the hours of 9:00 A.M. and 5:00 P.M EST., Monday through Friday excluding holidays.

D. During the remaining term of the Agreement, ExpeData will provide the on-going support described in Section E in Article IV.

E.  Standard shall be responsible for “Standard Requirements” specified in Exhibit A.

Article IV – Fees and Expenses.

A.

ExpeData will provide one training session at no charge to Standard.  Each additional training session will be provided on a time-and-material basis at $125 per hour per instructor.  At Standard’s request, ExpeData will provide one training session on defining and designing Anoto Dot Pattern forms (“Form Define”) at no charge.  Each additional Form Define training session will be provided on a time-and-material basis at $125 per hour per instructor.  ExpeData agrees to create new data types for Standard on a time-and-material basis at $125/hour.

B.

Standard shall have the right to use the unique print pattern methodology on a royalty-free basis solely for the uses permitted by the various agreements between Standard and ExpeData; provided, however, that Standard shall pay ExpeData a royalty of $.005 per page (based on a A4 or 8 1/2”x11” page, to be prorated accordingly for larger and smaller sizes) when printing Anoto Dot Pattern documents for customers who are not using ExpeData digital writing systems.  At ExpeData’s request, but not more often than once per Contract Year, Standard will allow ExpeData or its designated representatives to audit its accounting books and records to the extent necessary to verify the royalties payable to ExpeData for a preceding 12-month period. Standard will cooperate with and comply with all reasonable requests from ExpeData or its designated representatives in connection with such audit.

Upon completion of any such audit, the Parties will review the audit report together and work in good faith to agree upon (1) any adjustment of royalties payable to ExpeData (including any reimbursement to Standard of any overpayment to ExpeData or payment to ExpeData by Standard for any underpayment to ExpeData); and (2) any appropriate adjustments to Standard’s billing practices. If any such audit discloses underpayments that in the aggregate equal five percent (5%) or more of the amounts that were actually due, as shown by the audit, then Standard will reimburse ExpeData for the costs of the audit.

C.

ExpeData will assign Anoto Dot Pattern for any Paper printed by Standard for use with ExpeData’s digital writing systems in accordance with the terms of the Channel Partner Agreement.  Fees for use of the Anoto Dot Pattern are included in the pen services fees that ExpeData charges for use of its digital writing systems.  Customers of Standard that request printing of Anoto patterned documents not for use with ExpeData’s digital writing systems will need to have their own Anoto Dot Pattern license from Anoto.

D.

Standard shall be responsible for its own travel expenses that it incurs in connection with the training described in Article III.A.

E.

ExpeData will provide reasonable on-going support as follows, if requested:

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1.

ExpeData’s engineering group will provide on-going support in qualifying new paper types and other media for printing digital pattern and resolving any issues related to paper.  ExpeData’s paper certification process is designed to ensure higher levels of pattern quality on certified paper types.

2.

ExpeData’s software development group will continue to upgrade its patent-pending print file creation application, keeping in step with Anoto revisions and share this development with Standard to help Standard improve and streamline its overall throughput of the digital pattern printing process.

Article V - Disclosure

At the parties’ mutual convenience, but in any event within twenty (20) days after the date hereof, to the extent not already known by Standard, ExpeData will disclose the licensed Know-How and Proprietary Information to employees of Standard designated by Standard.  From time to time, ExpeData also may advise Standard of any equipment or know how that may be available for purchase or license from ExpeData.

Article VI - Confidentiality

A.

Standard agrees that all Know-How, Documentation, Software and any other materials embodying Know-How  (collectively, “Proprietary Information”) shall be maintained as confidential and proprietary, shall not be used except as expressly provided herein, shall not be disclosed to third parties except in furtherance of this Agreement, and exclusively shall remain the property of ExpeData.  Included as Proprietary Information is the printer hardware and quality control devices specified by ExpeData.  ExpeData will provide its marketing materials on printing to Standard; these are not considered confidential, and can be used by Standard to market its printing capabilities.  ExpeData agrees to review any materials Standard desires to provide to its customers and prospects and notify the Standard if these materials are non-confidential.

B.

Standard warrants that all of its employees, affiliates, agents and subsidiaries who will have access to the Proprietary Information supplied by ExpeData under this Agreement are under obligations:

1.

To hold in confidence all such information;

2.

To use such information only as expressly provided herein in the course of Standard’s business;

3.

Not to disclose such information to any other person, firm or corporation except in furtherance of this Agreement; and

4.

To return or destroy, at ExpeData’s option, such information at the expiration or termination of this Agreement for any reason or at any other time on ExpeData’s request.

C.

Standard shall not disclose Proprietary Information except in furtherance of this Agreement and shall restrict dissemination of such information to the extent practicably possible and only to

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those with a need to know such information.  Proprietary Information does not include information that:

1.

Is or becomes part of the public domain;

2.

Was known to Standard prior to disclosure by ExpeData as evidenced by dated written records; provided, however, that Standard’s knowledge of any Proprietary Information as it existed at the time it was transferred to ExpeData pursuant to the Asset Purchase Agreement shall still be considered Proprietary Information under this Agreement; or

3.

Is subsequently rightfully received by Standard from a third party, under no obligation of confidentiality to ExpeData.

D.

Upon expiration or termination of this Agreement for any reason, Standard shall promptly return to ExpeData or, at its request, will destroy all Proprietary Information furnished to Standard.

E.

Residual Rights of Personnel. Notwithstanding anything to the contrary herein, Standard and its personnel shall be free to use and employ its and their general skills, know-how and expertise, and to use, disclose and employ any generalized ideas, concepts, know-how, methods, techniques or skills gained or learned during the course of this Agreement, so long as it or they acquire and apply such information without any unauthorized use or disclosure of the Proprietary Information protected by this Agreement. All rights, titles and interests in and to any programs, systems, data, and materials furnished to ExpeData by Standard during the performance of this Agreement, as well as copies thereof, are and shall remain the property of Standard.  This provision survives the expiration or termination of this Agreement for any reason.

Article VII – Ownership of Intellectual Property

A.

Title and ownership rights to Know How, Documentation, Proprietary Information and Software, including copyrights, mask work rights, patents, trademarks, trade secrets, and other intellectual property rights, as well as all copies thereof reside and shall remain in ExpeData and/or ExpeData’s licensors.

B.

Standard shall not, at any time (i) copy, reverse engineer, disassemble the source or object code used in, or in any other fashion attempt to exploit the Software in any way or for any purpose except as is necessary to make an archival copy of the Software, or (ii) insert or make use of any type of disabling device including, but not limited to, viruses, worms, trojan horses, time bombs, cancelbots or any similar device that may impair, damage or interfere with the proper working order of the Software, and Standard shall not permit any party to do so.

Article VIII - Term

The term of this Agreement shall be from the date hereof and for four (4) years thereafter.  The term of this Agreement automatically shall renew for successive one year terms unless either party shall deliver to the other written notice at least ninety (90) prior to the expiration of the initial or any

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renewal term.  Articles VI- X, XI.E and XII-XV of this Agreement and any other provisions of this Agreement that are expressly intended to survive termination or expiration, shall survive the expiration or termination of this Agreement for any reason.

Article IX - Default and Termination

A.

Except for any breach of this Agreement expressly covered by any other clause of this Article IX, if either party shall commit or permit a material non-payment breach of any of its undertakings, obligations or covenants contained herein, the other party may terminate this Agreement provided that, in the case of any such breach capable of being cured, the aggrieved party shall not terminate this Agreement unless and until the breaching party shall have failed to cure same within thirty (30) days after notice in writing of such breach.

B.

Excluding any provisions which, by their terms, survive termination, ExpeData may terminate this Agreement immediately upon written notice to Standard upon the occurrence of any of the following events:

1.

If any petition in bankruptcy has been filed by or against Standard and remains undischarged for sixty (60) days, or any order shall be issued or any resolution passed for the winding up, liquidation or dissolution of Standard, or if a receiver shall be appointed for Standard or its property and remains undischarged for sixty (60) days, or if Standard shall cease to function as a going concern or become insolvent, or if Standard makes an assignment for the benefit of creditors of substantially all its assets;

2.

The levy of any attachment against Standard of a material portion of its principal assets or property;

3.

The intentional material inaccuracy of any material information set forth in any application, claim, schedule, certificate, report or other writing, hereafter furnished by Standard to ExpeData;

4.

Any violation by Standard of any provision of Articles VI, and VII.B of this Agreement which remains uncured after thirty (30) days’ written notice thereof;

C.

The exercise by a party of any rights under this Article shall be without prejudice to any other rights that such party may have at law or in equity, under this Agreement or otherwise.

D.

Upon the expiration or termination of this Agreement for any reason whatsoever: (i) all amounts already accrued and earned by either party at the time of termination, shall be paid immediately by the other party and (ii) all other terms specified in this Agreement as applicable to termination of this Agreement shall apply.

E.

Termination shall not release or affect, and this Agreement shall remain fully operative as to, any obligations or liabilities incurred by either party prior to the effective date of such termination.

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Article X - Warranties

EXCEPT AS IT WARRANTS IN ARTICLE II, EXPEDATA DISCLAIMS ANY WARRANTY FOR ANY KNOW HOW, PROPRIETARY INFORMATION, AS DEFINED HEREIN, OR OTHER PRODUCTS, SERVICES OR INFORMATION PROVIDED OR LICENSED HEREUNDER, AS APPLICABLE, BY IT OR ANY THIRD PARTY.  EXCEPT ONLY TO THE EXTENT MANDATORILY REQUIRED BY AN APPLICABLE LAW, EXPEDATA MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, HIDDEN DEFECTS OR WARRANTY OF ANY OTHER MATTER, INCLUDING BUT NOT LIMITED TO INFRINGEMENT.

Article XI - Representations

A.

This Agreement does not constitute the appointment of either party as an agent or legal representative of the other.  Each party acknowledges that it is an independent contractor and is not granted any right or authority to make any warranties or to assume or create any obligations or responsibility, whether express or implied on behalf of the other.  Each party shall at all times retain full control over and responsibility for the operation of its business.  Each party further acknowledges that it is without authority or power to bind the other in any manner except as may be subsequently authorized in advance and in writing by the other party.

B.

Except as otherwise expressly provided in this Agreement, each party shall pay all costs and expenses incurred by it in connection with the fulfillment of any of its obligations under this Agreement.

C.

Each party promptly shall notify the other party in writing of any possible infringement by any third party of any intellectual property right of the other party of which it becomes aware as the result of the transactions contemplated by this Agreement.

D.

Each party agrees to hold harmless and indemnify the other from and against all third party claims, judgments, expenses, losses, fines, liabilities and reasonable attorneys’ fees and costs, as incurred, caused by such party’s breach of any representations, warranties or covenants made by it under this Agreement, bodily injury to any person or damage to any property by such party, and as applicable, their agents, contractors, or representatives, such party’s negligent or willful act or omission or any breach hereof by such party.

E.

ExpeData agrees at all times to indemnify, defend and hold harmless Standard, its successors and permitted assigns, and the officers, directors, agents and employees of each of them, from and against any and all claims, demands, suits, actions, proceedings, costs, disbursements, expenses (including reasonable attorney’s fees), damages, judgments, losses, obligations, fines, penalties and other liabilities of whatever kind or nature based on any third party claims arising out of any claim or action alleging that Standard’s possession or use of the Software, Know-How, Documentation or Proprietary Information infringes any patent, copyright or other intellectual property right of a third party.  Notwithstanding the foregoing, ExpeData does not indemnify Standard for any intellectual property transferred to ExpeData by Standard (which shall not include any improvements, modifications and developments made to such intellectual property after the date of transfer for

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which ExpeData does indemnify Standard) pursuant to the terms of the Asset Purchase Agreement. Subject to the foregoing, if Standard receives a claim that the Software, Know-How, Documentation or Proprietary Information infringes any patent, copyright or other intellectual property of a third party, Standard shall notify ExpeData promptly in writing and give ExpeData information, assistance and exclusive authority to evaluate, defend and settle such claim. Any settlement involving a restriction on Standard’s rights or any other economic or other detriment to Standard shall require Standard’s prior written consent. ExpeData shall then, at its own expense and option, (i) settle such claim (subject to the prior sentence), or (ii) procure for Standard the right to use the Software, Know-How, Documentation and Proprietary Information, or (iii) replace or modify the Software, Know-How, Documentation and Proprietary Information to avoid infringement, or (iv) defend against the infringing claim.  If a court of competent jurisdiction holds the Software, Know-How, Documentation and Proprietary Information to be infringing, ExpeData shall pay any costs and damages finally awarded by reason of such infringement, and if the use of the Software, Know-How, Documentation and Proprietary Information is enjoined, ExpeData shall take, at its option, one (1) or more of the actions described in this Article XI. E.

Article XII - Assignment

This Agreement shall be assignable or transferable, directly, indirectly, by merger, consolidation or otherwise by operation of law, or otherwise, by either party without the prior written consent of the other party.  Standard may appoint or allow any sub-representative, subcontractor, dealer, agent or independent contractor qualified to perform any of its obligations under this Agreement without ExpeData’s prior written consent.

Article XIII - Non-Use of Trademarks for Publicity

Neither party shall use the trademarks and the like of the other for advertising or publicity purposes, either directly or indirectly, without the prior-written permission of such party.

Article XIV – Injunctive Relief; Governing Law

A.

Acknowledging that the damages sustained as a consequence of any breach of any obligations under this Agreement may be difficult or impossible to measure in monetary terms, each party hereby agrees that the other party shall be entitled to seek (a) an injunction temporarily and/or permanently restraining the commission or continuation of any such breach, and (b) an award of damages in an appropriate amount determined pursuant to this Article XIV.

B.

These rights and obligations shall be governed by and interpreted in accordance with the internal (but not the conflicts) laws of the State of Ohio.  Each party hereto: (i) submits to the general jurisdiction of the Courts of the State of Ohio and Montgomery County, the Courts of the United States of America for the Southern District of Ohio and any appellate courts from any decision thereof in any legal action or proceeding relating to this Agreement, and (ii) consents that any such action or proceeding may be brought in such courts.  Any action arising hereunder or related in any way hereto shall be brought within two (2) years after the occurrence giving rise to the claim or be barred forever.

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Article XV - Miscellaneous

A.

A party shall not be liable for any delay in the performance of, or any failure to perform, any of its obligations under this Agreement if such delay or failure is caused by any strike, lockout, accident, fire, delay in transportation or delivery, shortage of materials, act of God, embargo, riot, civil commotion, governmental action, war or any other cause, whether similar or dissimilar to the foregoing, beyond the party’s control.

B.

Any notice to be served or given hereunder shall be in English and be deemed to have been given when delivered personally, sent by e-mail with proof of reception, or sent by certified or registered mail, postage prepaid and return receipt requested, in all cases with a copy sent international, express, courier, overnight service with proof of reception, to ExpeData or to Standard as the case may be, at the respective addresses set forth in this Agreement or such other address for which notice was given in the manner provided herein.  Notice to Standard shall be sent to 600 Albany Street, Dayton, Ohio 45408, Attn: General Counsel with a copy to Harvey Jay Cohen, Dinsmore & Shohl, LLP, 255 E. 5th St. 19th Floor, Cincinnati, Ohio 45202-4700.  Notice to ExpeData shall be sent to 6450 Sand Lake, Dayton, Ohio 45414   Attn:President with a copy to:Richard A. Broock, Esq., 1100 Courthouse Plaza S.W., Dayton, OH 45402.

C.

This Agreement, including its Exhibits, constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes and cancels all prior agreements, understandings and discussions between the parties, whether written, oral or implied.  No modification, amendment, rescission or waiver of this Agreement, or any provision hereof, shall be binding on any party unless evidenced by an instrument in writing duly signed by an authorized representative of the party to be bound.

D.

The failure or delay of either party to insist in any one or more instances upon performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue and remain in full force and effect.  No single or partial exercise by either party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

E.

No publicity, announcement or press release regarding this Agreement or the parties’ arrangements may be made except with the prior written consent of both parties.

F.

In the event that any one or more provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation of any government having jurisdiction over the parties hereto, such illegality or unenforceability shall not affect the validity of the entire Agreement in any other jurisdiction or the other provisions hereof which shall continue to be enforced to the fullest extent permitted by law.

H.

The section headings used herein are for convenience only and are not a part of this Agreement, nor shall they have any substantive meaning or in any way affect the interpretation hereof.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement.

Exped, LLC

The Standard Register Company

By:_________________________________

By:_________________________________

Name:_______________________________

Name:_______________________________

Title:________________________________

Title:_________________________________

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EXHIBIT A

A.

SOFTWARE

1.

Printer-related software and drivers.

2.

ExpeData templates for printer and templates and procedures for QC device calibration.

3.

ExpeData print-ready file creation software utility.

4.

Ghostview software.

5.

Software for equipment capability analysis.

B.

DOCUMENTATION

1.

Quality control Documentation and Templates.

2.

Prepress Work Instructions.

3.

Printer Setup and Maintenance.

4.

Paper & Supplies Requirements.

5.

Six Sigma training materials and tools specific to digital printing.

C.

LOCATION OF DELIVERY

Specified by Standard.

D.

DELIVERY DATES

As per the training plan which will be mutually developed within 10 days of the Execution of this Agreement.

E.

STANDARD REQUIREMENTS

1.

High-speed internet connection for file transfer.

2.

Training room with LCD projector.

3.

Availability of required personnel for scheduled training session(s).

4.

Microsoft Office and Adobe Acrobat.

5.

One agreed-upon Quality Control (QC) device to analyze digital pattern, including its software.

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